LIONBRIDGE REPORTS Q3 RESULTS WITH REVENUE OF $135.2 MILLION,
GAAP EPS OF $0.05 AND NON-GAAP EPS OF $0.13

Secures More than 10 New, Multi-Million Dollar, Client Engagements with Combined Estimated Annual Contract Value of $25 Million; Expects Strong Revenue and Earnings Outlook for 2017

WALTHAM, Mass. — November 08, 2016 - Lionbridge Technologies, Inc. (Nasdaq: LIOX), today announced revenue and earnings for the third quarter ended September 30, 2016.

Highlights for the third quarter include:

▪
Revenue of $135.2 million, a decrease of $3.4 million or 2% compared to the third quarter of 2015 largely related to the Company’s decision to exit a contract with the US Department of Justice (DOJ) in November of 2015.

▪
GAAP earnings of $2.7 million, or $0.05 per diluted share, based on 59.0 million weighted average fully diluted common shares outstanding. GAAP net income decreased $66,000 or ($0.00) as compared to the third quarter of 2015.

▪
Non-GAAP adjusted earnings of $7.7 million, or $0.13 per diluted share, a decrease of $1.0 million or $0.01 per share year-on-year. Please see the section of this release entitled "Non-GAAP Financial Measures" and the attached table for details and reconciliations of this measure to the comparable GAAP measure.

▪
Non-GAAP Adjusted EBITDA of $13.1 million, an increase of $294,000 as compared to the third quarter of 2015. Please see the section of this release entitled “Non-GAAP Financial Measures” and the attached table for details and reconciliations of this measure to the comparable GAAP measure.

▪	A combined reduction in sales and marketing and general and administrative expenses of $3.3 million as compared to the second quarter of 2016.

▪	Cash flow from operations of $5.8 million.

▪	An ending cash balance of $23.9 million.

▪
The Company repurchased 737,000 shares of its common stock in Q3 for an aggregate purchase price of $3.3 million. Year-to-date through September 30, 2016, the Company repurchased 3.3 million shares of its common stock for an aggregate purchase price of $15.1 million.

The Company recently secured a number of new, multi-million dollar customer engagements, including a contract to be the exclusive translation provider for a Canadian government agency for up to seven years, a contract with a global clinical research organization (CRO), a program with a large American manufacturer and a five-year, $5 million program for over the phone interpretation and other services with US Immigration and Customs Enforcement The Company also secured new large programs with several existing clients, including a large consumer technology company, a market leader in online search and advertising, and a worldwide leader in IT, as well as two sole source programs with its largest client.
“2016 has been a year of transformation. Our reconfiguration into business units is proving to be the right decision. Our leaders are focused and energized. Our new business momentum is returning. We are seeing larger, longer-term contracts. We are reducing our SG&A expenses to maximize profitability. And, despite some lumpiness in the quarter, we are starting to see new growth opportunities in some of our largest accounts,” said Rory Cowan, CEO, Lionbridge. “With our organizational transformation complete, we expect to return to revenue growth in 2017 with ongoing earnings expansion.”
Lionbridge provided outlook for the fourth quarter of 2016 with estimated revenue of $134-138 million. The Company also provided a preliminary outlook for FY 2017 with estimated year-on-year revenue growth of 4-6%, and double-digit Adjusted EBITDA growth year-on-year. Please see the section of this release entitled "Non-GAAP Financial Measures" for details of this measure to the comparable GAAP measure.

Lionbridge management will conduct a conference call at 9:00 a.m. ET this morning to discuss financial performance for the quarter and other matters, including matters related to its future performance. To participate, callers within the United States can dial 888-950-9564 and international callers can dial 212-547-0316. The pass code for the call is “Lionbridge”. The conference call will also be available live via this link.

Non-GAAP Financial Measures
In this release, the Company's adjusted EBITDA, adjusted earnings and adjusted earnings per share are not presented in accordance with generally accepted accounting principles (GAAP) and are not intended to be used in lieu of GAAP presentations of results of operations. These measures are presented because management believes they provide additional information to investors with respect to the performance of the Company’s fundamental business activities. In particular, management believes that adjusted EBITDA, which excludes anticipated non-operational, non-cash or non-recurring losses or gains, provides investors with a consistent comparison of the Company’s operating results, and that adjusted earnings and adjusted earnings per share illustrates the Company’s operating results excluding non-cash acquisition related expense items and other restructuring expenses as well as non-cash stock based compensation and thus provides a supplemental view of the Company’s financial performance based on underlying operational factors. “Adjusted EBITDA”, “Adjusted earnings” and “Adjusted Earnings per Share (EPS)” are Non-GAAP financial measures and should not be viewed as alternatives to GAAP measures of performance. Management uses these measures as part of its evaluation of operational results and to make financial and operational decisions, including decisions regarding compensation. Management believes the most directly comparable GAAP financial measure for adjusted EBITDA and adjusted earnings is net income and believes the most directly comparable GAAP financial measure for adjusted EPS is diluted net income per share of common stock. Accordingly, management has provided a detailed reconciliation of these non-GAAP measures to their respective comparable GAAP financial measures at the end of this release.

For FY 2017, the Company has provided guidance for Adjusted EBITDA, which is not presented in accordance with generally accepted accounting principles (GAAP) and is not intended to be used in lieu of GAAP presentations of results of operations. This guidance measure is presented because management believes that Adjusted EBITDA, which excludes certain non-operational, non-cash or non-recurring expense, income, losses and gains, provides investors with a consistent comparison of the Company’s operating results. This guidance measure is also presented because the Company has difficulty projecting the future impact of items such as other income/expense, which is the currency effect of the revaluation of certain balance sheet accounts including intercompany balances, and provision for income taxes, which difficulty means that the Company cannot reconcile to such GAAP measure without unreasonable effort. The Company therefore believes that Adjusted EBITDA provides a useful measure of the Company’s expected financial performance based on underlying operational factors.

About Lionbridge
Lionbridge enables more than 800 world-leading brands to increase international market share, speed adoption of products and effectively engage their customers in local markets worldwide. Using our innovative cloud technology platforms and our global crowd of more than 100,000 professional cloud workers, we provide translation, online marketing, global content management and application testing solutions that ensure global brand consistency, local relevancy and technical usability across all touch points of the customer lifecycle. Based in Waltham, Mass., Lionbridge maintains solution centers in 28 countries. To learn more, visit http://www.lionbridge.com.

This press release contains forward-looking statements that involve risks and uncertainties, including the expected impact of new customer engagements, efforts to maximize profitability, expected financial performance, expected growth in revenue, income from operations and profit growth, and the momentum, pace and strengthening of such growth and performance in Q4 2016 and FY 2017. These forward-looking statements reflect management’s current views and Lionbridge does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date hereof except as required by law. Lionbridge's actual experiences, actions, financial and operating results may differ materially from those discussed in the forward-looking statements. Factors that might cause such a difference include the impact of foreign currency fluctuations on revenue, margins, costs, operating results and profitability and the Company's ability to successfully manage this exposure through hedge instruments and other strategies; the timing and effect of the Company’s reconfiguration into business units; its ability to provide and maintain high quality services at a competitive price and related customer satisfaction with such service delivery; the loss of or reduction in demand from one or more major client or customer, which would materially affect Lionbridge’s business; Lionbridge’s ability to expand its relationships with existing clients and within key industry verticals; Lionbridge’s ability to broaden its client base; the Company's dependence on clients' product releases, production schedules and procurement strategies to generate revenues; the anticipated benefits of expansion of global language workflow technologies; the impact of competing language technology on the Company's existing customer relationships and ability to secure new customers; the ability of Lionbridge to realize the expected benefits of its technology initiatives and acquisitions and the timing of the realization of such benefits; errors, interruptions or delays in cloud-based technology; breaches of security measures; the termination of customer contracts or engagements prior to the end of their term; the size, timing and recognition of revenue from clients; the ability of Lionbridge to integrate acquisitions and expand its customer relationships and the timing and success of such activities; the portion of the Company's service engagements that are subject to the impact of foreign currency fluctuations; continued uncertainty and volatility in global economic conditions that could negatively affect demand for the Company's services and technologies; reduced demand for the Company’s services that adversely impacts Lionbridge’s future revenues, cash flows, results of operations and financial condition; Lionbridge's ability to perform services in lower cost operational locations and the timing of its transfer of service execution to such locations, and customer acceptance of service execution in such locations; risks associated with conducting business outside of the United States, including compliance with changing and potentially conflicting laws and regulations and expenses and delays associated with any such activities; longer collection cycles in particular jurisdictions; risks associated with competition; Lionbridge's ability to forecast revenue, profitability, technology adoption, customer demand and operating results; changes in tax rates applicable to the Company and changes to the interpretations of applicable tax rates; changes in interpretation of statutory and regulatory positions by international tax authorities in countries in which Lionbridge conducts business; changes in interpretation of employment and tax positions by U.S. state and federal authorities; the failure of Lionbridge to keep pace with technological changes or changing customer needs; the risk of claims by third parties of intellectual property claims; the ability of Lionbridge to respond to fluctuations in the complexity, timing and mix of services required by customers; and Lionbridge being held liable for defects or errors in its service offerings. For a more detailed description of the risk factors associated with Lionbridge, please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2015, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, and subsequent filings with the SEC (copies of which may be accessed through the SEC's website at http://www.sec.gov.

LIONBRIDGE TECHNOLOGIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2016	2015	2016	2015
Revenue	$135,182	$138,604	$415,837	$419,172
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization included below)	89,595	92,977	276,426	277,825
Sales and marketing	10,788	11,083	34,511	35,163
General and administrative	21,280	21,888	66,546	69,024
Research and development	2,332	1,903	6,628	6,060
Depreciation and amortization	2,493	2,340	7,001	6,922
Amortization of acquisition-related intangible assets	1,293	993	3,943	2,979
Restructuring and other charges	1,869	2,957	5,283	9,359
Total operating expenses	129,650	134,141	400,338	407,332
Income from operations	5,532	4,463	15,499	11,840
Non-operating expense (income), net
Interest expense:
Interest on outstanding debt	543	482	1,582	1,439
Amortization of deferred financing charges	93	94	281	279
Interest income	(10)	(13)	(32)	(50)
Interest expense, net	626	563	1,831	1,668
Other expense (income), net	614	417	2,704	(2,335)
Total non-operating expense (income), net	1,240	980	4,535	(667)
Income before income taxes	4,292	3,483	10,964	12,507
Provision for income taxes	1,630	755	4,014	1,181
Net income	$2,662	$2,728	$6,950	$11,326

Net income per share of common stock:
Basic	$0.05	$0.04	$0.12	$0.19
Diluted	$0.05	$0.04	$0.12	$0.18
Weighted average number of common shares outstanding:
Basic	57,868	60,683	58,633	60,558
Diluted	58,960	62,623	59,532	62,528

LIONBRIDGE TECHNOLOGIES, INC.
CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(In thousands)	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$23,881	$27,831
Accounts receivable, net of allowance of $250 at September 30, 2016 and December 31, 2015	82,300	86,645
Unbilled receivables	27,309	23,250
Other current assets	14,645	13,306
Total current assets	148,135	151,032
Property and equipment, net	26,080	25,259
Goodwill	69,136	67,694
Acquisition-related intangible assets, net	45,888	48,991
Other assets	5,278	5,292
Total assets	$294,517	$298,268
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Debt, current portion	$4,594	$4,375
Accounts payable	24,368	27,726
Accrued compensation and benefits	18,669	21,242
Accrued outsourcing	13,251	9,874
Accrued restructuring	1,524	4,612
Income taxes payable	1,496	2,436
Accrued expenses and other current liabilities	7,388	9,877
Deferred revenue	7,317	9,398
Total current liabilities	78,607	89,540
Long-term debt, net of current portion	98,407	87,093
Deferred income taxes, net of current portion	6,961	6,833
Other long-term liabilities	21,385	21,665
Total liabilities	205,360	205,131
Stockholders’ equity:
Preferred stock	—	—
Common stock	617	637
Additional paid-in capital	259,563	270,225
Accumulated deficit	(182,710)	(189,660)
Accumulated other comprehensive income	11,687	11,935
Total stockholders’ equity	89,157	93,137
Total liabilities and stockholders’ equity	$294,517	$298,268

Reconciliation of GAAP Net Income to Adjusted EBITDA,
GAAP Net Income to Non-GAAP Adjusted Earnings and Diluted Net Income per
Share of Common Stock to Adjusted Earnings per Share (Unaudited)

The following table reconciles net income to Adjusted EBITDA:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2016	2015	2016	2015
Net income	$2,662	$2,728	$6,950	$11,326
Depreciation and amortization	2,493	2,340	7,001	6,922
Amortization of acquisition-related intangible assets	1,293	993	3,943	2,979
Stock-based compensation	1,867	2,007	5,350	5,663
Restructuring and other charges	1,869	2,957	5,283	9,359
Interest expense, net	626	563	1,831	1,668
Other expense (income), net	614	417	2,704	(2,335)
Provision for income taxes	1,630	755	4,014	1,181
Adjusted EBITDA	$13,054	$12,760	$37,076	$36,763
The following table reconciles net income to Adjusted Earnings and presents Adjusted Earnings per Share:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2016	2015	2016	2015
Net income	$2,662	$2,728	$6,950	$11,326
Amortization of acquisition-related intangible assets	1,293	993	3,943	2,979
Stock-based compensation	1,867	2,007	5,350	5,663
Restructuring and other charges	1,869	2,957	5,283	9,359
Impact on provision for income taxes	—	—	—	—
Adjusted Earnings	$7,691	$8,685	$21,526	$29,327
Fully diluted weighted-average number of common shares outstanding	58,960	62,623	59,532	62,528
Adjusted Earnings per Share	$0.13	$0.14	$0.36	$0.47
The following table reconciles diluted net income per share of common stock to adjusted earnings per share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Diluted net income per share of common stock	$0.05	$0.04	$0.12	$0.18
Amortization of acquisition-related intangible assets	0.02	0.02	0.07	0.05
Stock-based compensation	0.03	0.03	0.09	0.09
Restructuring and other charges	0.03	0.05	0.09	0.15
Impact on provision for income taxes	—	—	—	—
Adjusted Earnings per Share	$0.13	$0.14	$0.36	$0.47

Contact:
Sara Buda
Lionbridge
+1-978-964-1404
sara.buda@lionbridge.com